UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2015

Date of reporting period:	July 1, 2014 – December 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNSAX

Putnam Small Cap Growth Fund

Semiannual report
12|31|14

A world of investing.®

Putnam INVESTMENTS

GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Small Cap Growth
Fund

Semiannual report
12 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The falling price of oil has captured headlines in recent months and is having a sustained effect on markets and economies worldwide. Cheaper oil allows many consumers and businesses to shift spending to other priorities. At the same time, the decline reflects greater pessimism about global growth, and it is having a negative impact on the energy sector — not just in the United States, but wherever energy is a key export.

This change in the investing environment has contributed to an increase in market volatility. Although the U.S. economy continues to grow, economic challenges in Europe, China, and Japan are causing uncertainty.

Compared with recent years, we may see more tempered returns from equity and fixed-income markets. While a number of positive trends continue, including an improving housing market and a brighter employment situation, investors should also be alert to a possible increase in short-term interest rates that is widely expected to occur in 2015. History suggests that rising rates could generate headwinds for markets.

In all types of market conditions, Putnam offers a wide range of flexible strategies. Our experienced investment teams employ new ways of thinking about building portfolios for both the opportunities and risks in today’s markets. In this dynamic environment, it may be an opportune time for you to meet with your financial advisor to ensure that your portfolio is properly aligned with your goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

February 13, 2015

About the fund

Seeking companies with new ideas — and big futures

Putnam Small Cap Growth Fund manager Pam Gao looks for small companies that she believes have the potential to grow and prosper. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than do their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies' financials and their business prospects.

In the case of smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam's equity analysts, is key to uncovering opportunities.

In managing the fund's portfolio, Pam works closely with Putnam's analysts to seek stocks across a wide range of industries. With intensive research into a company's financial health and future prospects, as well as industry trends, she has resources to help identify small-cap stocks with attractive growth potential.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund's portfolio manager seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Growth Examining company financials, including sales and earnings, and targeting those believed to offer growth potential.

Quality Seeking high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Valuation Considering how each stock is valued and seeking stocks whose valuations are attractive relative to the company's growth potential.

Putnam Small Cap Growth Fund's holdings have spanned many sectors and industries over time.

1998

Coldwater Creek
Retailer of women's apparel, accessories, jewelry, and gift items

2001

Career Education
Provider of postsecondary education services

2002

Restoration Hardware
Specialty retailer of home furnishings

2004

Netflix
Operator of online movie rental subscription service

2007

aQuantive
Provider of digital marketing services

2014

Receptos
Emerging biopharmaceutical company

Identified holdings were held during the year indicated; holdings will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 17–25.

2 Small Cap Growth Fund

Small Cap Growth Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 12/31/14

The fund — class A shares before sales charge
Putnam Small Cap Growth Fund (PNSAX)
Fund's benchmark
Russell 2000 Growth Index
Fund's Lipper peer group average
Small-Cap Growth Funds
11.13
6.19
7.73
6.01
8.54
7.91
16.20
16.80
15.75
19.81
20.14
18.19
1.99
5.60
2.23
2.23
3.31
1.80
LIFE OF FUND
(since 12/31/97)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Returns for the six-month period are not annualized, but cumulative.

4     Small Cap Growth Fund

Interview with your fund’s portfolio manager

Pam Gao, CFA

Pam, what can you tell us about investing conditions for the six-month reporting period ended December 31, 2014?

The U.S. stock market encountered quite a bit of turbulence during this period. Stocks had been advancing without much volatility in the first half of 2014, but this changed, especially in October, when stocks declined nearly 10% in response to global geopolitical tensions, slowing growth in Europe and China, and falling oil prices.

Stocks recovered by the end of October, but experienced declines again in December. The market recovered from that downturn as well, and the broad U.S. stock market, as measured by the S&P 500 Index, managed to deliver a 6% gain for the period.

Much of the investor nervousness was caused by oil prices, which plummeted more than 40% from June to December, when they hit a five-year low. Prices fell in response to greater oil supplies, combined with reduced energy demand. Domestic oil production has increased due to advanced extraction techniques, like hydraulic fracturing. While savings gained from lower heating and gasoline costs helped boost consumer confidence, the oil price declines caused severe weakness in the performance of stocks in the energy sector.

How did small-cap stocks and the fund perform for the period?

Small-cap growth stocks, which are the focus of this fund, did not perform as well as stocks

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/14. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Small Cap Growth Fund     5

of large and midsize companies. However, they performed better than small-cap value stocks, which were essentially flat for the period. The fund underperformed its benchmark, the Russell 2000 Growth Index, but delivered a better return than the average for funds in its Lipper peer group, Small-Cap Growth Funds.

Within the fund’s portfolio, what were some holdings that helped performance for the period?

The top performer for the period was the stock of Cubist Pharmaceuticals, a company that specializes in developing antibacterial drugs for use in hospitals. The stock advanced during the period, particularly after the announcement that Cubist was being acquired by Merck, a large U.S. pharmaceutical company, for $8.4 billion. Cubist was no longer held in the fund’s portfolio at the close of the period.

Another top contributor to fund performance was specialty drug firm AMAG Pharmaceuticals. The company, which focuses on treatments for anemia and cancer care, announced in September that it was acquiring Lumara Health, a privately held pharmaceutical company specializing in women’s health, including a product designed to reduce the risk of preterm birth. Investors apparently approved of the deal, as AMAG’s stock advanced to a four-year high following the announcement.

Rounding out the top three performers was an emerging biopharmaceutical company. The stock of Receptos, which specializes in developing treatments for immune disorders, was a portfolio highlight for the period. The company’s key product — currently known as RPC1063 — is in testing for the treatment of multiple sclerosis and inflammatory bowel disease. Receptos’s share price advanced significantly during the period, particularly in late October, when the company announced

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 12/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Small Cap Growth Fund

“Small U.S. companies, many of which
don’t rely heavily on overseas markets
for their growth, may benefit in the
current economic environment.”

Pam Gao

the success of mid-stage testing for RPC1063. We believe Receptos continues to offer attractive growth potential as it works to develop treatments for an array of autoimmune diseases.

Could you discuss some stocks that held back performance for the period?

One detractor was the stock of ITT Educational Services, a company that provides accredited, technology-oriented degree programs. The stock has underperformed due to declining new enrollments, continued regulatory scrutiny of the company, and ongoing uncertainty related to ITT’s legacy private student loan programs. By the close of the period, ITT Educational Services had been sold from the portfolio.

The steep decline in oil prices took its toll on a number of holdings in the fund’s portfolio. The biggest detractor for the period was Callon Petroleum, an independent oil and natural gas company that focuses on production in the Permian Basin region of Texas.

Businesses that supply equipment and services to oil producers were also hurt by plummeting energy prices. One example in the portfolio was Key Energy Services, a Texas company that provides rig-based well services to major oil companies as well as to independent oil and natural gas production companies. Key Energy was no longer in the portfolio at the close of the period.

What is your outlook for the U.S. stock market and the fund?

At the close of 2014, it appeared that the United States may have one of the strongest

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Small Cap Growth Fund     7

economies in the coming year. Our outlook is less optimistic for other regions. For example, economic growth has weakened in Europe, and emerging markets, particularly China, have slowed even more dramatically and don’t appear to offer much strength in the near term. Small U.S. companies, many of which don’t rely heavily on overseas markets for their growth, may benefit in the current economic environment.

In addition, we believe the U.S. consumer could be a driver of stock performance for several reasons, such as low energy prices, a healing housing market, and improving employment data along with moderate wage growth. Regardless of the macroeconomic environment, we will stay focused on our research and our investment process of targeting smaller companies that, in our view, have sound business models and steadily growing cash flows.

Thanks for bringing us up to date, Pam.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Pam Gao has an M.B.A. from the State University of New York at Binghamton, M.S. degrees in Applied Statistics and Financial Mathematics from Worcester Polytechnic Institute, and a B.S. from Beijing Jiaotong University. She has been in the investment industry since she joined Putnam in 2000.

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Small Cap Growth Fund

IN THE NEWS

Citing deteriorating economic conditions in the eurozone and emerging markets, the World Bank recently reduced its outlook for global economic growth. The Washington-based institution expects the global growth rate to rise moderately, by 3.0% in 2015, below its earlier forecast of 3.4%. World Bank economists see plummeting oil prices, down more than 50% since June 2014, as having a mixed effect around the world. For the United States, the drop in oil prices has boosted consumer spending. As such, the bank increased its U.S. growth estimate by 0.2%, to 3.2%. Meanwhile, the bank’s economists noted that the oil price plunge was failing to generate growth in Europe and Japan, while moving major oil-exporting countries toward recession.

Small Cap Growth Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	11.13%	10.74%	10.74%	10.74%	10.30%	10.30%	10.59%	10.35%	10.86%	11.31%
10 years	79.18	68.88	69.20	69.20	66.17	66.17	70.54	64.57	74.83	83.74
Annual average	6.01	5.38	5.40	5.40	5.21	5.21	5.48	5.11	5.75	6.27
5 years	111.82	99.64	104.63	102.63	104.03	104.03	106.67	99.44	109.28	114.54
Annual average	16.20	14.83	15.40	15.17	15.33	15.33	15.63	14.81	15.92	16.49
3 years	71.99	62.10	68.44	65.44	68.13	68.13	69.48	63.55	70.67	73.30
Annual average	19.81	17.47	18.98	18.27	18.91	18.91	19.23	17.82	19.51	20.11
1 year	1.99	–3.88	1.24	–3.76	1.21	0.21	1.49	–2.06	1.72	2.24
6 months	2.23	–3.65	1.85	–3.15	1.86	0.86	1.98	–1.59	2.08	2.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10     Small Cap Growth Fund

Comparative index returns For periods ended 12/31/14

	Russell 2000 Growth Index	Lipper Small-Cap Growth Funds category average*
Annual average (life of fund)	6.19%	7.73%
10 years	126.99	116.65
Annual average	8.54	7.91
5 years	117.34	108.84
Annual average	16.80	15.75
3 years	73.41	65.49
Annual average	20.14	18.19
1 year	5.60	2.23
6 months	3.31	1.80

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/14, there were 545, 530, 464, 408, 286, and 118 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/14

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
6/30/14	$29.13	$30.91	$26.46	$26.36	$27.34	$28.33	$28.40	$29.91
12/31/14	29.78	31.60	26.95	26.85	27.88	28.89	28.99	30.62

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Small Cap Growth Fund     11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the fiscal year ended 6/30/14	1.24%	1.99%	1.99%	1.74%	1.49%	0.99%
Annualized expense ratio for the six-month period ended 12/31/14	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from July 1, 2014, to December 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.22	$10.02	$10.02	$8.76	$7.49	$4.95
Ending value (after expenses)	$1,022.30	$1,018.50	$1,018.60	$1,019.80	$1,020.80	$1,023.70

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12     Small Cap Growth Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2014, use the following calculation method. To find the value of your investment on July 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$6.21	$10.01	$10.01	$8.74	$7.48	$4.94
Ending value (after expenses)	$1,019.06	$1,015.27	$1,015.27	$1,016.53	$1,017.80	$1,020.32

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Small Cap Growth Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14     Small Cap Growth Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2014, Putnam employees had approximately $483,000,000 and the Trustees had approximately $140,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Growth Fund     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Small Cap Growth Fund

The fund’s portfolio 12/31/14 (Unaudited)

COMMON STOCKS (100.2%)*	Shares	Value
Aerospace and defense (1.5%)
Astronics Corp. † S	14,469	$800,280
Engility Holdings, Inc. †	19,600	838,880
Sparton Corp. †	25,387	719,468
		2,358,628
Air freight and logistics (0.3%)
XPO Logistics, Inc. †	11,800	482,384
		482,384
Airlines (1.8%)
Hawaiian Holdings, Inc. † S	39,411	1,026,657
JetBlue Airways Corp. † S	66,700	1,057,862
Spirit Airlines, Inc. †	9,177	693,598
		2,778,117
Auto components (2.3%)
Cooper Tire & Rubber Co.	26,900	932,085
Dana Holding Corp.	21,700	471,758
Tenneco, Inc. †	11,260	637,429
Tower International, Inc. †	24,900	636,195
Visteon Corp. †	7,800	833,508
		3,510,975
Banks (1.0%)
Customers Bancorp, Inc. †	24,200	470,932
First NBC Bank Holding Co. †	13,400	471,680
PacWest Bancorp S	12,796	581,706
		1,524,318
Biotechnology (7.8%)
ACADIA Pharmaceuticals, Inc. † S	21,600	685,800
Alkermes PLC †	8,324	487,453
AMAG Pharmaceuticals, Inc. †	35,625	1,518,338
Ariad Pharmaceuticals, Inc. † S	124,100	852,567
Array BioPharma, Inc. † S	60,910	288,104
Biospecifics Technologies Corp. †	11,376	439,341
Conatus Pharmaceuticals, Inc. †	8,804	61,628
Dynavax Technologies Corp. † S	35,260	594,484
Enanta Pharmaceuticals, Inc. †	8,300	422,055
Inovio Pharmaceuticals, Inc. † S	14,900	136,782
Insys Therapeutics, Inc. †	18,345	773,425
Isis Pharmaceuticals, Inc. † S	16,981	1,048,407
Merrimack Pharmaceuticals, Inc. † S	60,700	685,910
NPS Pharmaceuticals, Inc. †	21,054	753,102
Prothena Corp. PLC (Ireland) †	26,100	541,836
Puma Biotechnology, Inc. †	2,500	473,175
Receptos, Inc. †	7,704	943,817
Repligen Corp. † S	29,174	577,645
TESARO, Inc. † S	11,700	435,123
Threshold Pharmaceuticals, Inc. † S	68,800	218,784
Trevena, Inc. †	33,600	200,928
		12,138,704

Small Cap Growth Fund     17

COMMON STOCKS (100.2%)* cont.	Shares	Value
Building products (1.3%)
Continental Building Products, Inc. †	34,900	$618,777
PGT, Inc. †	60,000	577,800
Trex Co., Inc. † S	17,870	760,905
		1,957,482
Capital markets (0.7%)
KCG Holdings, Inc. Class A †	51,300	597,645
WisdomTree Investments, Inc.	28,300	443,603
		1,041,248
Chemicals (2.2%)
Innophos Holdings, Inc.	9,161	535,460
Innospec, Inc.	20,933	893,839
LSB Industries, Inc. † S	24,030	755,503
OM Group, Inc.	18,700	557,260
Tronox, Ltd. Class A S	10,646	254,226
Zep, Inc.	23,340	353,601
		3,349,889
Commercial services and supplies (1.7%)
G&K Services, Inc. Class A	8,100	573,885
InnerWorkings, Inc. † S	53,500	416,765
KAR Auction Services, Inc.	20,225	700,796
MSA Safety, Inc.	10,442	554,366
Performant Financial Corp. †	61,800	410,970
		2,656,782
Communications equipment (2.5%)
ARRIS Group, Inc. †	7,822	236,146
Aruba Networks, Inc. †	14,959	271,955
CalAmp Corp. † S	45,570	833,931
EchoStar Corp. Class A †	18,004	945,210
Extreme Networks, Inc. †	54,400	192,032
Plantronics, Inc.	6,141	325,596
Ruckus Wireless, Inc. † S	38,695	465,114
ShoreTel, Inc. †	42,000	308,700
Ubiquiti Networks, Inc.	7,586	224,849
		3,803,533
Construction materials (0.2%)
CaesarStone Sdot-Yam, Ltd. (Israel)	4,944	295,750
		295,750
Consumer finance (1.2%)
Credit Acceptance Corp. †	3,704	505,263
Encore Capital Group, Inc. † S	16,173	718,081
PRA Group, Inc. †	12,182	705,703
		1,929,047
Distributors (0.6%)
Core-Mark Holding Co., Inc.	15,692	971,806
		971,806
Diversified consumer services (0.6%)
Bright Horizons Family Solutions, Inc. †	9,965	468,455
Grand Canyon Education, Inc. †	11,385	531,224
		999,679
Diversified financial services (0.2%)
Gain Capital Holdings, Inc.	36,400	328,328
		328,328

18     Small Cap Growth Fund

COMMON STOCKS (100.2%)* cont.	Shares	Value
Diversified telecommunication services (1.3%)
IDT Corp. Class B	25,900	$526,029
Inteliquent, Inc.	37,057	727,429
Iridium Communications, Inc. † S	33,370	325,358
magicJack VocalTec, Ltd. (Israel) † S	48,600	394,632
		1,973,448
Electrical equipment (2.5%)
AZZ, Inc.	12,086	567,075
EnerSys	15,866	979,250
Franklin Electric Co., Inc. S	19,158	719,000
Generac Holdings, Inc. † S	16,384	766,116
GrafTech International, Ltd. †	121,094	612,736
Polypore International, Inc. † S	6,448	303,378
		3,947,555
Electronic equipment, instruments, and components (1.3%)
Anixter International, Inc.	6,697	592,417
MTS Systems Corp.	6,791	509,529
SYNNEX Corp. S	11,200	875,392
		1,977,338
Energy equipment and services (0.9%)
ION Geophysical Corp. †	159,700	439,175
Matrix Service Co. †	28,900	645,048
U.S. Silica Holdings, Inc. S	12,100	310,849
		1,395,072
Food and staples retail (0.3%)
Andersons, Inc. (The)	9,000	478,260
		478,260
Food products (1.1%)
Boulder Brands, Inc. † S	13,922	153,977
Cal-Maine Foods, Inc.	8,000	312,240
Limoneira Co. S	14,200	354,716
Pinnacle Foods, Inc.	13,800	487,140
Sanderson Farms, Inc. S	5,200	436,930
		1,745,003
Health-care equipment and supplies (7.5%)
Accuray, Inc. †	58,860	444,393
Alere, Inc. †	25,885	983,630
AtriCure, Inc. †	16,914	337,603
Conmed Corp.	10,543	474,013
DexCom, Inc. †	12,079	664,949
GenMark Diagnostics, Inc. †	57,103	777,172
Globus Medical, Inc. Class A †	26,104	620,492
Greatbatch, Inc. †	16,227	799,991
Hill-Rom Holdings, Inc.	14,740	672,439
ICU Medical, Inc. †	11,895	974,201
Insulet Corp. † S	18,937	872,238
OraSure Technologies, Inc. †	49,400	500,916
Sientra, Inc. †	6,253	104,988
Spectranetics Corp. (The) † S	26,000	899,080
STAAR Surgical Co. † S	74,750	680,973

Small Cap Growth Fund     19

COMMON STOCKS (100.2%)* cont.	Shares	Value
Health-care equipment and supplies cont.
Steris Corp. S	13,307	$862,959
Trinity Biotech PLC ADR (Ireland)	16,135	282,524
West Pharmaceutical Services, Inc.	14,200	756,008
		11,708,569
Health-care providers and services (4.2%)
AmSurg Corp. †	11,302	618,558
Capital Senior Living Corp. †	39,200	976,472
Centene Corp. †	6,005	623,619
Chemed Corp. S	11,056	1,168,288
HealthSouth Corp.	15,110	581,131
MWI Veterinary Supply, Inc. †	6,243	1,060,748
Providence Service Corp. (The) †	10,068	366,878
Select Medical Holdings Corp.	44,300	637,920
Surgical Care Affiliates, Inc. †	14,600	491,290
		6,524,904
Health-care technology (0.2%)
Computer Programs & Systems, Inc.	5,083	308,792
		308,792
Hotels, restaurants, and leisure (3.4%)
Bloomin’ Brands, Inc. †	15,500	383,780
Buffalo Wild Wings, Inc. †	3,500	631,330
Century Casinos, Inc. †	30,671	154,889
Jack in the Box, Inc.	4,200	335,832
Krispy Kreme Doughnuts, Inc. †	23,100	455,994
Marcus Corp.	27,229	504,009
Papa John’s International, Inc.	16,192	903,514
Penn National Gaming, Inc. † S	22,500	308,925
Popeyes Louisiana Kitchen, Inc. †	10,172	572,378
SeaWorld Entertainment, Inc.	30,000	537,000
Sonic Corp. S	19,400	528,262
		5,315,913
Household durables (0.2%)
Dixie Group, Inc. (The) †	34,800	319,116
		319,116
Household products (0.5%)
Harbinger Group, Inc. †	53,231	753,751
		753,751
Insurance (1.3%)
Amtrust Financial Services, Inc. S	13,800	776,250
Employers Holdings, Inc.	8,971	210,908
HCI Group, Inc.	14,500	626,980
United Insurance Holdings Corp.	20,000	439,000
		2,053,138
Internet and catalog retail (0.4%)
HSN, Inc.	4,531	344,356
Shutterfly, Inc. †	5,629	234,701
		579,057
Internet software and services (3.1%)
Amber Road, Inc. † S	10,600	108,332
AOL, Inc. †	16,500	761,805
Borderfree, Inc. † S	32,931	295,062

20     Small Cap Growth Fund

COMMON STOCKS (100.2%)* cont.	Shares	Value
Internet software and services cont.
ChannelAdvisor Corp. †	25,900	$558,922
Constant Contact, Inc. †	15,000	550,500
IntraLinks Holdings, Inc. †	70,425	838,058
LivePerson, Inc. †	23,900	336,990
NIC, Inc.	22,041	396,518
Rocket Fuel, Inc. † S	30,700	494,884
Web.com Group, Inc. †	22,600	429,174
		4,770,245
IT Services (2.2%)
Acxiom Corp. †	16,950	343,577
CACI International, Inc. Class A †	11,100	956,598
Global Cash Access Holdings, Inc. †	82,200	587,730
Heartland Payment Systems, Inc. S	11,400	615,030
MAXIMUS, Inc.	10,135	555,803
NeuStar, Inc. Class A † S	14,800	411,440
		3,470,178
Leisure products (0.5%)
Brunswick Corp.	14,400	738,144
		738,144
Life sciences tools and services (0.3%)
Cambrex Corp. †	23,000	497,260
		497,260
Machinery (3.1%)
Altra Industrial Motion Corp. S	22,521	639,371
Greenbrier Cos., Inc. (The) S	12,229	657,064
Kadant, Inc.	12,079	515,653
L.B. Foster Co. Class A	13,762	668,420
Middleby Corp. (The) †	7,100	703,610
Standex International Corp.	12,796	988,619
Wabash National Corp. †	56,000	692,160
		4,864,897
Marine (0.2%)
Matson, Inc.	10,953	378,098
		378,098
Media (3.2%)
Carmike Cinemas, Inc. †	14,031	368,594
Entravision Communications Corp. Class A	148,700	963,576
Eros International PLC †	10,936	231,406
Lions Gate Entertainment Corp. S	30,800	986,216
Live Nation Entertainment, Inc. †	33,600	877,296
National CineMedia, Inc.	73,600	1,057,632
Sinclair Broadcast Group, Inc. Class A S	16,800	459,648
		4,944,368
Metals and mining (0.4%)
Stillwater Mining Co. † S	42,400	624,976
		624,976
Multiline retail (0.5%)
Dillards, Inc. Class A	6,600	826,188
		826,188

Small Cap Growth Fund     21

COMMON STOCKS (100.2%)* cont.	Shares	Value
Oil, gas, and consumable fuels (3.1%)
Callon Petroleum Co. †	92,660	$504,997
Delek US Holdings, Inc.	30,300	826,584
EP Energy Corp. Class A † S	32,100	335,124
Gulfport Energy Corp. †	4,810	200,769
Northern Oil and Gas, Inc. † S	101,500	573,475
Rosetta Resources, Inc. †	9,534	212,704
Scorpio Tankers, Inc. S	54,200	470,998
SM Energy Co.	7,900	304,782
Triangle Petroleum Corp. † S	112,000	535,360
Vaalco Energy, Inc. †	40,742	185,784
W&T Offshore, Inc. S	25,586	187,801
Whiting Petroleum Corp. †	12,890	425,370
		4,763,748
Paper and forest products (0.6%)
Domtar Corp. (Canada) S	6,200	249,364
KapStone Paper and Packaging Corp. †	24,900	729,819
		979,183
Personal products (0.9%)
Coty, Inc. Class A † S	35,500	733,430
Nu Skin Enterprises, Inc. Class A	6,800	297,160
Nutraceutical International Corp. †	17,700	381,612
		1,412,202
Pharmaceuticals (5.1%)
Cardiome Pharma Corp. (Canada) †	101,100	935,175
Impax Laboratories, Inc. †	22,900	725,472
Jazz Pharmaceuticals PLC † S	18,766	3,072,553
Nektar Therapeutics † S	43,200	669,600
POZEN, Inc. † S	43,600	348,800
Prestige Brands Holdings, Inc. †	32,040	1,112,429
Sucampo Pharmaceuticals, Inc. Class A † S	42,000	599,760
XenoPort, Inc. †	56,500	495,505
		7,959,294
Professional services (2.4%)
Corporate Executive Board Co. (The)	7,473	542,017
Kforce, Inc. S	25,080	605,180
Korn/Ferry International †	14,000	402,640
On Assignment, Inc. †	41,245	1,368,922
TrueBlue, Inc. †	33,677	749,313
		3,668,072
Real estate investment trusts (REITs) (1.7%)
Education Realty Trust, Inc. S	22,485	822,726
New Residential Investment Corp.	49,250	628,923
PS Business Parks, Inc.	9,213	732,802
Sovran Self Storage, Inc.	6,038	526,634
		2,711,085
Real estate management and development (0.8%)
Alexander & Baldwin, Inc.	12,000	471,120
Altisource Portfolio Solutions SA † S	2,400	81,096
RE/MAX Holdings, Inc. Class A	18,200	623,350
		1,175,566

22     Small Cap Growth Fund

COMMON STOCKS (100.2%)* cont.	Shares	Value
Road and rail (1.4%)
Quality Distribution, Inc. †	63,264	$673,129
Swift Transportation Co. †	53,553	1,533,222
		2,206,351
Semiconductors and semiconductor equipment (6.4%)
Advanced Energy Industries, Inc. †	10,035	237,830
Cavium, Inc. † S	7,576	468,348
Ceva, Inc. †	27,635	501,299
Cypress Semiconductor Corp. †	28,700	409,836
Fairchild Semiconductor International, Inc. † S	27,536	464,808
Freescale Semiconductor, Ltd. † S	17,771	448,362
Integrated Silicon Solution, Inc. (ISSI)	34,908	578,426
Mellanox Technologies, Ltd. (Israel) † S	10,749	459,305
Microsemi Corp. †	17,401	493,840
Power Integrations, Inc. S	11,400	589,836
RF Micro Devices, Inc. † S	77,571	1,286,903
Semtech Corp. †	9,111	251,190
Silicon Image, Inc. †	83,027	458,309
Spansion, Inc. Class A †	39,100	1,338,002
Synaptics, Inc. † S	12,737	876,815
Ultra Clean Holdings, Inc. †	43,700	405,536
Xcerra Corp. †	76,000	696,160
		9,964,805
Software (6.8%)
Aspen Technology, Inc. †	15,806	553,526
AVG Technologies NV (Netherlands) †	12,591	248,546
Manhattan Associates, Inc. †	16,352	665,853
Mentor Graphics Corp.	55,167	1,209,261
MobileIron, Inc. †	47,700	475,092
Netscout Systems, Inc. † S	12,116	442,719
Proofpoint, Inc. † S	11,600	559,468
PROS Holdings, Inc. †	17,100	469,908
PTC, Inc. †	23,442	859,149
SolarWinds, Inc. †	17,200	857,076
SS&C Technologies Holdings, Inc.	15,317	895,891
TiVo, Inc. †	57,968	686,341
Tyler Technologies, Inc. †	8,196	896,970
Ultimate Software Group, Inc. † S	6,336	930,220
Verint Systems, Inc. †	15,150	882,942
		10,632,962
Specialty retail (2.6%)
ANN, Inc. †	16,173	589,991
Brown Shoe Co., Inc.	17,708	569,312
Children’s Place, Inc. (The) S	8,500	484,500
DSW, Inc. Class A	9,300	346,890
GNC Holdings, Inc. Class A	21,400	1,004,944
Lumber Liquidators Holdings, Inc. † S	8,500	563,635
Select Comfort Corp. †	19,346	522,922
		4,082,194

Small Cap Growth Fund     23

COMMON STOCKS (100.2%)* cont.	Shares	Value
Technology hardware, storage, and peripherals (1.2%)
Cray, Inc. † S	18,400	$634,432
Nimble Storage, Inc. †	17,300	475,750
QLogic Corp. †	52,500	699,300
		1,809,482
Textiles, apparel, and luxury goods (1.1%)
Iconix Brand Group, Inc. † S	18,700	631,873
lululemon athletica, Inc. (Canada) †	10,500	585,795
Steven Madden, Ltd. †	13,390	426,204
		1,643,872
Thrifts and mortgage finance (1.3%)
BofI Holding, Inc. † S	8,072	628,082
Heritage Financial Group, Inc.	26,308	681,377
Home Loan Servicing Solutions, Ltd. (Cayman Islands) S	23,500	458,720
Ocwen Financial Corp. † S	19,600	295,960
		2,064,139
Trading companies and distributors (0.3%)
Beacon Roofing Supply, Inc. †	16,200	450,360
		450,360
Total common stocks (cost $120,624,684)		$155,844,255

SHORT-TERM INVESTMENTS (20.8%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.20% [d]	31,081,378	$31,081,378
Putnam Short Term Investment Fund 0.10% L	1,297,359	1,297,359
Total short-term investments (cost $32,378,737)		$32,378,737

TOTAL INVESTMENTS
Total investments (cost $153,003,421)	$188,222,992

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2014 through December 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $155,580,078.
†	Non-income-producing security.
[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

24     Small Cap Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$23,931,312	$—	$—
Consumer staples	4,389,216	—	—
Energy	6,158,820	—	—
Financials	12,826,869	—	—
Health care	39,137,523	—	—
Industrials	25,748,726	—	—
Information technology	36,428,543	—	—
Materials	5,249,798	—	—
Telecommunication services	1,973,448	—	—
Total common stocks	155,844,255	—	—
Short-term investments	1,297,359	31,081,378	—
Totals by level	$157,141,614	$31,081,378	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund     25

	Statement of assets and liabilities 12/31/14 (Unaudited)
	ASSETS
	Investment in securities, at value, including $30,214,754 of securities on loan (Note 1):
	Unaffiliated issuers (identified cost $120,624,684)	$155,844,255
	Affiliated issuers (identified cost $32,378,737) (Notes 1 and 5)	32,378,737
	Dividends, interest and other receivables	88,200
	Receivable for shares of the fund sold	54,765
	Receivable for investments sold	36,835
	Prepaid assets	43,200
	Total assets	188,445,992
	LIABILITIES
	Payable for investments purchased	1,386,678
	Payable for shares of the fund repurchased	81,549
	Payable for compensation of Manager (Note 2)	79,255
	Payable for custodian fees (Note 2)	5,682
	Payable for investor servicing fees (Note 2)	15,657
	Payable for Trustee compensation and expenses (Note 2)	67,845
	Payable for administrative services (Note 2)	1,052
	Payable for distribution fees (Note 2)	94,322
	Collateral on securities loaned, at value (Note 1)	31,081,378
	Other accrued expenses	52,496
	Total liabilities	32,865,914
	Net assets	$155,580,078

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$166,914,235
	Accumulated net investment loss (Note 1)	(798,049)
	Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(45,755,679)
	Net unrealized appreciation of investments	35,219,571
	Total — Representing net assets applicable to capital shares outstanding	$155,580,078
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($120,451,869 divided by 4,044,915 shares)	$29.78
	Offering price per class A share (100/94.25 of $29.78)*	$31.60
	Net asset value and offering price per class B share ($1,598,188 divided by 59,307 shares)**	$26.95
	Net asset value and offering price per class C share ($7,828,206 divided by 291,565 shares)**	$26.85
	Net asset value and redemption price per class M share ($1,360,924 divided by 48,821 shares)	$27.88
	Offering price per class M share (100/96.50 of $27.88)*	$28.89
	Net asset value, offering price and redemption price per class R share ($10,776,428 divided by 371,709 shares)	$28.99
	Net asset value, offering price and redemption price per class Y share ($13,564,463 divided by 443,046 shares)	$30.62
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26     Small Cap Growth Fund

Statement of operations Six months ended 12/31/14 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $1,068)	$492,301
Interest (including interest income of $285 from investments in affiliated issuers) (Note 5)	285
Securities lending (Note 1)	94,891
Total investment income	587,477
EXPENSES
Compensation of Manager (Note 2)	465,012
Investor servicing fees (Note 2)	156,202
Custodian fees (Note 2)	10,263
Trustee compensation and expenses (Note 2)	1,197
Distribution fees (Note 2)	223,849
Administrative services (Note 2)	2,272
Other	98,844
Total expenses	957,639
Expense reduction (Note 2)	(14,775)
Net expenses	942,864
Net investment loss	(355,387)

Net realized gain on investments (Notes 1 and 3)	8,295,311
Net unrealized depreciation of investments during the period	(4,875,562)
Net gain on investments	3,419,749
Net increase in net assets resulting from operations	$3,064,362

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund     27

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/14*	Year ended 6/30/14
	Operations:
	Net investment loss	$(355,387)	$(911,764)
	Net realized gain on investments and foreign currency transactions	8,295,311	18,220,931
	Net unrealized appreciation (depreciation) of investments	(4,875,562)	16,630,611
	Net increase in net assets resulting from operations	3,064,362	33,939,778
	Decrease from capital share transactions (Note 4)	(6,932,344)	(2,348,205)
	Total increase (decrease) in net assets	(3,867,982)	31,591,573
	NET ASSETS
	Beginning of period	159,448,060	127,856,487
	End of period (including accumulated net investment loss of $798,049 and $442,662, respectively)	$155,580,078	$159,448,060
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

28     Small Cap Growth Fund

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Small Cap Growth Fund     29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
December 31, 2014**	$29.13	(.06)	.71	.65	—	—	—	—	$29.78	2.23*	$120,452	.61*	(.21)*	41*
June 30, 2014	22.97	(.15)	6.31	6.16	—	—	—	—	29.13	26.82	124,234	1.24	(.55)	57
June 30, 2013	18.37	.10	4.58	4.68	(.08)	(.08)	—[d]	—	22.97	25.58	101,158	1.25	.50	98
June 30, 2012	19.95	(.10)	(1.48)	(1.58)	—	—	—[d]	—[d,e]	18.37	(7.92)	90,494	1.31	(.57)	141
June 30, 2011	13.70	(.09)	6.34	6.25	—	—	—[d]	—[d,f]	19.95	45.62	115,410	1.32	(.50)	108
June 30, 2010	11.44	(.09)	2.35	2.26	—	—	—[d]	—	13.70	19.76	90,417	1.39[g]	(.67)[g]	114
Class B
December 31, 2014**	$26.46	(.15)	.64	.49	—	—	—	—	$26.95	1.85*	$1,598	.99*	(.59)*	41*
June 30, 2014	21.03	(.33)	5.76	5.43	—	—	—	—	26.46	25.82	1,580	1.99	(1.29)	57
June 30, 2013	16.86	(.06)	4.23	4.17	—	—	—[d]	—	21.03	24.73	679	2.00	(.30)	98
June 30, 2012	18.40	(.16)	(1.38)	(1.54)	—	—	—[d]	—[d,e]	16.86	(8.37)	195	1.70[h]	(.97)[h]	141
June 30, 2011	12.73	(.20)	5.87	5.67	—	—	—[d]	—[d,f]	18.40	44.54	4,140	2.07	(1.25)	108
June 30, 2010	10.71	(.17)	2.19	2.02	—	—	—[d]	—	12.73	18.86	4,020	2.14[g]	(1.38)[g]	114
Class C
December 31, 2014**	$26.36	(.15)	.64	.49	—	—	—	—	$26.85	1.86*	$7,828	.99*	(.59)*	41*
June 30, 2014	20.95	(.33)	5.74	5.41	—	—	—	—	26.36	25.82	8,093	1.99	(1.30)	57
June 30, 2013	16.80	(.05)	4.20	4.15	—	—	—[d]	—	20.95	24.70	5,703	2.00	(.26)	98
June 30, 2012	18.39	(.22)	(1.37)	(1.59)	—	—	—[d]	—[d,e]	16.80	(8.65)	4,955	2.06	(1.32)	141
June 30, 2011	12.72	(.20)	5.87	5.67	—	—	—[d]	—[d,f]	18.39	44.58	6,642	2.07	(1.25)	108
June 30, 2010	10.71	(.18)	2.19	2.01	—	—	—[d]	—	12.72	18.77	5,266	2.14[g]	(1.41)[g]	114
Class M
December 31, 2014**	$27.34	(.12)	.66	.54	—	—	—	—	$27.88	1.98*	$1,361	.87*	(.46)*	41*
June 30, 2014	21.67	(.27)	5.94	5.67	—	—	—	—	27.34	26.17	1,401	1.74	(1.05)	57
June 30, 2013	17.33	—[d]	4.34	4.34	—	—	—[d]	—	21.67	25.04	1,024	1.75	.02	98
June 30, 2012	18.93	(.18)	(1.42)	(1.60)	—	—	—[d]	—[d,e]	17.33	(8.45)	1,058	1.81	(1.06)	141
June 30, 2011	13.06	(.16)	6.03	5.87	—	—	—[d]	—[d,f]	18.93	44.95	1,256	1.82	(1.00)	108
June 30, 2010	10.96	(.15)	2.25	2.10	—	—	—[d]	—	13.06	19.16	1,149	1.89[g]	(1.16)[g]	114
Class R
December 31, 2014**	$28.40	(.09)	.68	.59	—	—	—	—	$28.99	2.08*	$10,776	.74*	(.34)*	41*
June 30, 2014	22.45	(.22)	6.17	5.95	—	—	—	—	28.40	26.50	10,707	1.49	(.81)	57
June 30, 2013	17.95	.05	4.49	4.54	(.04)	(.04)	—[d]	—	22.45	25.32	9,279	1.50	.24	98
June 30, 2012	19.55	(.14)	(1.46)	(1.60)	—	—	—[d]	—[d,e]	17.95	(8.18)	7,916	1.56	(.82)	141
June 30, 2011	13.46	(.13)	6.22	6.09	—	—	—[d]	—[d,f]	19.55	45.25	9,018	1.57	(.76)	108
June 30, 2010	11.27	(.13)	2.32	2.19	—	—	—[d]	—	13.46	19.43	5,355	1.64[g]	(.92)[g]	114
Class Y
December 31, 2014**	$29.91	(.03)	.74	.71	—	—	—	—	$30.62	2.37*	$13,564	.49*	(.09)*	41*
June 30, 2014	23.53	(.09)	6.47	6.38	—	—	—	—	29.91	27.11	13,433.99		(.30)	57
June 30, 2013	18.81	.16	4.69	4.85	(.13)	(.13)	—[d]	—	23.53	25.95	10,013	1.00	.74	98
June 30, 2012	20.39	(.06)	(1.52)	(1.58)	—	—	—[d]	—[d,e]	18.81	(7.75)	7,733	1.06	(.32)	141
June 30, 2011	13.97	(.04)	6.46	6.42	—	—	—[d]	—[d,f]	20.39	45.96	9,653	1.07	(.24)	108
June 30, 2010	11.63	(.06)	2.40	2.34	—	—	—[d]	—	13.97	20.12	7,079	1.14[g]	(.41)[g]	114

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Small Cap Growth Fund	Small Cap Growth Fund	31

Financial highlights (Continued)

*Not annualized.

**Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011.

f Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of 0.20% of average net assets.

h Reflects a voluntary waiver of a portion of the class B distribution (12b-1) fees. As a result of such waiver, the expenses for class B shares reflect a reduction of 0.36% based on the average net assets for class B shares for the year ended June 30, 2012.

The accompanying notes are an integral part of these financial statements.

32     Small Cap Growth Fund

Notes to financial statements 12/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2014 through December 31, 2014.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. The fund invests mainly in small companies of a size similar to those in the Russell 2000 Growth Index. As of August 31, 2014, the index was composed of companies having market capitalizations of between $37 million and $7.9 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under

Small Cap Growth Fund     33

Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

34     Small Cap Growth Fund

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $31,081,378 and the value of securities loaned amounted to $30,214,754.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2014, the fund had a capital loss carryover of $54,053,797 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$8,348,708	N/A	$8,348,708	June 30, 2017
45,705,089	N/A	45,705,089	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally,

Small Cap Growth Fund     35

post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $442,662 of late year ordinary losses ((i) ordinary losses recognized during the period between January 1, 2014 and June 30, 2014, and (ii) specified ordinary and currency losses recognized during the period between November 1, 2013 and June 30, 2014), to its fiscal year ending June 30, 2015.

The aggregate identified cost on a tax basis is $153,000,614, resulting in gross unrealized appreciation and depreciation of $39,866,256 and $4,643,878, respectively, or net unrealized appreciation of $35,222,378.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion and
0.545%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.312% of the fund’s average net assets before a decrease of $3,486 (0.002% of the fund’s average net assets) based on performance.

36     Small Cap Growth Fund

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$121,737
Class B	1,543
Class C	7,869
Class M	1,371
Class R	10,635
Class Y	13,047
Total	$156,202

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $132 under the expense offset arrangements and by $14,643 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $83, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and

Small Cap Growth Fund     37

0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$147,473
Class B	7,474
Class C	38,149
Class M	4,984
Class R	25,769
Total	$223,849

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,213 and $65 from the sale of class A and class M shares, respectively, and received $712 and $29 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$61,710,134	$68,027,190
U.S. government securities (Long-term)	—	—
Total	$61,710,134	$68,027,190

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 12/31/14		Year ended 6/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	231,966	$6,570,435	631,629	$17,395,916
Shares issued in connection with reinvestment of distributions	—	—	—	—
	231,966	6,570,435	631,629	17,395,916
Shares repurchased	(451,826)	(12,739,806)	(769,900)	(21,141,979)
Net decrease	(219,860)	$(6,169,371)	(138,271)	$(3,746,063)

	Six months ended 12/31/14		Year ended 6/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	7,845	$200,251	38,029	$967,735
Shares issued in connection with reinvestment of distributions	—	—	—	—
	7,845	200,251	38,029	967,735
Shares repurchased	(8,239)	(208,638)	(10,608)	(261,664)
Net increase (decrease)	(394)	$(8,387)	27,421	$706,071

38     Small Cap Growth Fund

	Six months ended 12/31/14		Year ended 6/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	16,102	$416,947	84,988	$2,145,178
Shares issued in connection with reinvestment of distributions	—	—	—	—
	16,102	416,947	84,988	2,145,178
Shares repurchased	(31,522)	(803,709)	(50,200)	(1,247,936)
Net increase (decrease)	(15,420)	$(386,762)	34,788	$897,242

	Six months ended 12/31/14		Year ended 6/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	2,463	$65,368	12,913	$332,377
Shares issued in connection with reinvestment of distributions	—	—	—	—
	2,463	65,368	12,913	332,377
Shares repurchased	(4,880)	(129,759)	(8,927)	(237,289)
Net increase (decrease)	(2,417)	$(64,391)	3,986	$95,088

	Six months ended 12/31/14		Year ended 6/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	31,577	$866,344	79,320	$2,140,763
Shares issued in connection with reinvestment of distributions	—	—	—	—
	31,577	866,344	79,320	2,140,763
Shares repurchased	(36,925)	(1,013,265)	(115,539)	(3,119,336)
Net decrease	(5,348)	$(146,921)	(36,219)	$(978,573)

	Six months ended 12/31/14		Year ended 6/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	54,976	$1,607,575	156,598	$4,452,154
Shares issued in connection with reinvestment of distributions	—	—	—	—
	54,976	1,607,575	156,598	4,452,154
Shares repurchased	(61,000)	(1,764,087)	(133,007)	(3,774,124)
Net increase (decrease)	(6,024)	$(156,512)	23,591	$678,030

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$—	$20,318,139	$19,020,780	$285	$1,297,359

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Small Cap Growth Fund     39

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

40     Small Cap Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA076
292233 2/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2015